COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	79.6%
APARTMENT	4.0%
Essex Property Trust, Inc.		27,518	$7,365,468
UDR, Inc.		132,382	4,932,553

			12,298,021

DATA CENTERS	9.1%
Digital Realty Trust, Inc.		107,604	18,602,580
Equinix, Inc.		12,367	9,686,329

			28,288,909

FREE STANDING	3.7%
Agree Realty Corp.		36,051	2,561,063
NETSTREIT Corp.		142,445	2,572,557
Realty Income Corp.		102,260	6,216,385

			11,350,005

GAMING	1.0%
VICI Properties, Inc., Class A		91,595	2,986,913

HEALTH CARE	14.7%
CareTrust REIT, Inc.		74,144	2,571,314
Healthcare Realty Trust, Inc., Class A		365,546	6,590,794
Omega Healthcare Investors, Inc.		95,090	4,014,700
Welltower, Inc.		183,335	32,659,297

			45,836,105

HOTEL	2.6%
Host Hotels & Resorts, Inc.		482,086	8,205,104

INDUSTRIALS	5.2%
Lineage, Inc.(a)		21,740	840,034
Prologis, Inc.(b)		133,467	15,284,641

			16,124,675

MANUFACTURED HOME	3.8%
Equity LifeStyle Properties, Inc.		95,436	5,792,965
Sun Communities, Inc.		46,509	5,999,661

			11,792,626

OFFICE	2.4%
BXP, Inc.		67,323	5,004,792
Highwoods Properties, Inc.		60,718	1,932,047
Hudson Pacific Properties, Inc.(c)(d)		230,798	637,002

			7,573,841

REGIONAL MALL	2.4%
Simon Property Group, Inc.		40,387	7,579,428

SELF STORAGE	4.8%
Extra Space Storage, Inc.		64,874	9,143,342
Public Storage		19,893	5,746,093

			14,889,435

SHOPPING CENTER	2.6%
Kimco Realty Corp.		366,344	8,004,616

		Shares	Value
SINGLE FAMILY HOMES	3.8%
Invitation Homes, Inc.		406,557	$11,924,317

SPECIALTY	4.3%
Iron Mountain, Inc.		83,410	8,502,816
Lamar Advertising Co., Class A		40,270	4,929,853

			13,432,669

TELECOMMUNICATIONS	12.8%
American Tower Corp.		104,057	20,012,242
Crown Castle, Inc.		159,007	15,342,585
SBA Communications Corp., Class A		23,259	4,497,128

			39,851,955

TIMBERLAND	2.4%
Rayonier, Inc.		100,791	2,674,993
Weyerhaeuser Co.		186,700	4,628,293

			7,303,286

TOTAL COMMON STOCK (Identified cost—$208,097,058)			247,441,905

PREFERRED SECURITIES—EXCHANGE-TRADED	8.4%
BANKING	0.8%
Bank of America Corp., 5.375%, Series KK(e)		14,965	342,100
Bank of America Corp., 6.00%, Series GG(e)		24,869	628,191
JPMorgan Chase & Co., 4.625%, Series LL(e)		22,843	463,027
Wells Fargo & Co., 4.25%, Series DD(e)		9,775	173,702
Wells Fargo & Co., 4.75%, Series Z(e)		18,400	363,216
Wells Fargo & Co., 7.50%, Series L (Convertible)(e)		500	617,145

			2,587,381

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(e)		15,000	375,450

DIVERSIFIED	1.2%
Armada Hoffler Properties, Inc., 6.75%, Series A(e)		53,000	1,167,590
DigitalBridge Group, Inc., 7.125%, Series J(e)		43,643	961,019
DigitalBridge Group, Inc., 7.15%, Series I(e)		74,794	1,667,906

			3,796,515

FINANCE	0.1%
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		6,135	159,203

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(e)		17,035	309,185

HOTEL	0.8%
Pebblebrook Hotel Trust, 5.70%, Series H(e)		29,768	536,717
Pebblebrook Hotel Trust, 6.375%, Series G(e)		18,566	369,463
RLJ Lodging Trust, 1.95%, Series A (Convertible)(e)		15,408	388,744
Summit Hotel Properties, Inc., 5.875%, Series F(e)		14,054	270,399
Summit Hotel Properties, Inc., 6.25%, Series E(e)		31,105	603,748
Sunstone Hotel Investors, Inc., 6.125%, Series H(e)		11,402	242,863

			2,411,934

		Shares	Value
INDUSTRIALS	0.6%
LXP Industrial Trust, 6.50%, Series C(e)		17,289	$830,045
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		23,833	542,916
Rexford Industrial Realty, Inc., 5.875%, Series B(e)		15,000	349,500

			1,722,461

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(e)		18,731	424,257

MORTGAGE	0.1%
Annaly Capital Management, Inc., 8.875%, Series J(e)		5,000	130,450

OFFICE	0.3%
City Office REIT, Inc., 6.625%, Series A(e)		20,543	517,686
Hudson Pacific Properties, Inc., 4.75%, Series C(e)		4,697	66,979
Vornado Realty Trust, 5.25%, Series N(e)		17,438	309,699

			894,364

SELF STORAGE	1.8%
National Storage Affiliates Trust, 6.00%, Series A(e)		28,974	673,935
Public Storage, 4.00%, Series P(e)		46,640	805,939
Public Storage, 4.00%, Series R(e)		15,150	258,610
Public Storage, 4.125%, Series M(e)		22,000	385,660
Public Storage, 4.625%, Series L(e)		101,484	1,992,131
Public Storage, 4.70%, Series J(e)		33,621	670,403
Public Storage, 4.75%, Series K(e)		17,000	347,480
Public Storage, 4.875%, Series I(e)		8,275	172,948
Public Storage, 5.15%, Series F(e)		10,000	228,200

			5,535,306

SHOPPING CENTER	0.8%
CTO Realty Growth, Inc., 6.375%, Series A(e)		8,455	180,092
Federal Realty Investment Trust, 5.00%, Series C(e)		10,000	214,000
Kimco Realty Corp., 5.125%, Series L(e)		6,975	149,195
Regency Centers Corp., 5.875%, Series B(e)		25,000	597,250
Saul Centers, Inc., 6.00%, Series E(e)		21,465	502,496
Saul Centers, Inc., 6.125%, Series D(e)		39,100	875,058

			2,518,091

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(e)		23,645	565,115
American Homes 4 Rent, 6.25%, Series H(e)		33,098	797,662

			1,362,777

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(e)		16,472	356,454

TELECOMMUNICATION SERVICES	0.4%
AT&T, Inc., 4.75%, Series C(e)		22,277	443,758
AT&T, Inc., 5.00%, Series A(e)		20,941	438,714
T-Mobile USA, Inc., 5.50%, due 6/1/70		17,967	406,953

			1,289,425

UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 10/15/78		17,000	404,260
CMS Energy Corp., 5.875%, due 3/1/79		35,000	844,900

		Shares	Value
DTE Energy Co., 6.25%, due 10/1/85, Series H		12,800	$324,992
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U		3,668	94,451
Sempra, 5.75%, due 7/1/79		9,984	228,234
Southern Co., 4.95%, due 1/30/80, Series 2020		2,579	54,108
Southern Co., 6.50%, due 3/15/85		8,785	226,565

			2,177,510

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$27,140,359)			26,050,763

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	7.5%
BANKING	4.3%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(g)		200,000	223,472
Bank of America Corp., 6.625% to 5/1/30, Series OO(e)(g)		300,000	312,484
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(e)(g)		388,000	380,717
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(g)		200,000	212,823
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(e)(f)(g)		800,000	909,658
BNP Paribas SA, 7.75% to 8/16/29 (France)(e)(f)(g)(h)		800,000	849,402
BNP Paribas SA, 8.50% to 8/14/28 (France)(e)(f)(g)(h)		400,000	427,881
Charles Schwab Corp., 4.00% to 6/1/26, Series I(e)(g)		1,250,000	1,237,320
Charles Schwab Corp., 4.00% to 12/1/30, Series H(e)(g)		572,000	537,498
Citigroup Capital III, 7.625%, due 12/1/36		150,000	167,020
Citigroup, Inc., 4.00% to 12/10/25, Series W(e)(g)		777,000	774,923
Citigroup, Inc., 6.25% to 8/15/26, Series T(e)(g)		430,000	433,233
Citigroup, Inc., 6.875% to 8/15/30, Series GG(e)(g)		250,000	257,912
Citigroup, Inc., 6.95% to 2/15/30, Series FF(e)(g)		425,000	437,030
Citigroup, Inc., 7.00% to 8/15/34, Series DD(e)(g)		150,000	159,542
Cooperatieve Rabobank UA, 6.50% (Netherlands)(e)(i)		EUR 200,000	270,677
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(i)		200,000	212,125
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(e)(f)(g)		200,000	225,471
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(e)(g)		300,000	302,625
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(e)(g)		553,000	562,840
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(g)		200,000	198,236
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(g)		300,000	309,782
Societe Generale SA, 8.125% to 11/21/29 (France)(e)(f)(g)(h)		200,000	209,855
Societe Generale SA, 9.375% to 11/22/27 (France)(e)(f)(g)(h)		200,000	214,719
State Street Corp., 6.70% to 9/15/29, Series J(e)(g)		200,000	209,203
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(i)		200,000	215,352
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(g)		400,000	421,584
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(g)		400,000	423,320
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(e)(f)(g)(h)		400,000	413,977
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(e)(f)(g)(h)		200,000	204,092
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(e)(f)(g)(h)		400,000	442,278
Wells Fargo & Co., 6.85% to 9/15/29(e)(g)		800,000	842,120
Wells Fargo & Co., 7.625% to 9/15/28(e)(g)		270,000	289,393

			13,288,564

BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(e)(g)		225,000	221,555
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(e)(g)		250,000	265,679

		Principal Amount*	Value
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(e)(g)		250,000	$264,264

			751,498

ENERGY	0.1%
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(g)		300,000	297,892

INSURANCE	0.5%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(g)		300,000	307,724
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(e)(g)(h)		400,000	416,091
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(g)		530,000	552,898
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(g)		300,000	312,529

			1,589,242

PIPELINES	0.8%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(g)		300,000	301,364
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(g)		340,000	354,153
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(g)		500,000	543,108
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(g)		270,000	309,462
Energy Transfer LP, 6.50% to 11/15/26, Series H(e)(g)		200,000	201,462
Energy Transfer LP, 7.125% to 5/15/30, Series G(e)(g)		515,000	533,134
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(g)		270,000	286,897

			2,529,580

SHOPPING CENTER	0.1%
Unibail-Rodamco-Westfield SE, 4.75% to 6/11/31 (France)(e)(g)(i)		EUR 200,000	238,698

TELECOMMUNICATION SERVICES	0.4%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(g)		250,000	261,535
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(g)		800,000	749,683
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(g)		70,000	55,282
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(g)		300,000	317,349

			1,383,849

UTILITIES	1.1%
AES Corp., 7.60% to 10/15/29, due 1/15/55(g)		100,000	103,808
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(g)		400,000	390,616
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(g)		400,000	433,901
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(g)		150,000	159,485
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(g)		283,000	296,365
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(g)		400,000	418,682
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(g)		333,000	349,734
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(g)		150,000	159,042
Sempra, 4.125% to 1/1/27, due 4/1/52(g)		500,000	487,736
Sempra, 6.40% to 7/1/34, due 10/1/54(g)		500,000	511,603

			3,310,972

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$22,585,658)			23,390,295

		Principal Amount*	Value
CORPORATE BONDS	2.2%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34		460,000	$478,104

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34		345,000	351,321
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(h)		175,000	170,009

			521,330

FREE STANDING	0.0%
Agree LP, 5.625%, due 6/15/34		125,000	130,358

HEALTH CARE	0.1%
National Health Investors, Inc., 5.35%, due 2/1/33		140,000	138,919
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	90,865

			229,784

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		285,000	292,120

INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		125,000	122,981

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	444,099
Piedmont Operating Partnership LP, 9.25%, due 7/20/28		175,000	194,368

			638,467

REGIONAL MALL	0.1%
Simon Property Group LP, 5.85%, due 3/8/53		350,000	363,591

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	180,358

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	222,636

SHOPPING CENTER	0.6%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	237,246
Global Net Lease, Inc., 4.50%, due 9/30/28(h)		550,000	538,475
Kimco Realty OP LLC, 4.85%, due 3/1/35		340,000	338,089
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	182,747
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	177,835
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	265,514
Regency Centers LP, 5.25%, due 1/15/34		205,000	210,825

			1,950,731

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29		110,000	118,084
VICI Properties LP, 5.625%, due 5/15/52		200,000	190,945
VICI Properties LP, 6.125%, due 4/1/54		150,000	152,298
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(h)		946,000	914,590

			1,375,917

		Principal Amount*	Value
TELECOMMUNICATIONS	0.1%
Crown Castle, Inc., 3.25%, due 1/15/51		150,000	$101,345
Crown Castle, Inc., 4.00%, due 11/15/49		200,000	153,801

			255,146

TOTAL CORPORATE BONDS (Identified cost—$6,599,315)			6,761,523

COMMERCIAL MORTGAGE-BACKED SECURITIES	0.2%
NYO Commercial Mortgage Trust, 5.810% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(h)(j)		550,000	546,709

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$528,859)			546,709

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.3%
Hudson Pacific Properties, Inc., exercise price $0.01(c)(k)		405,647	1,115,529

TOTAL WARRANTS (Identified cost—$900,536)			1,115,529

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.8%
Legacy Gateway JV LLC, Plano, TX(l)		7.9%	2,525,949

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			2,525,949

		Shares
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.07%(m)		862,054	862,054
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(m)		862,000	862,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,724,054)			1,724,054

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$270,873,108)	99.5%		309,556,727
WRITTEN OPTION CONTRACTS (Premiums received—$100,601)	(0.0)		(84,693)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		1,609,723
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$310,956,757

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — BXP, Inc.	$82.50	11/21/25	(84)	$(624,456)	$(7,021)	$(7,140)
Call — Digital Realty Trust, Inc.	190.00	11/21/25	(36)	(622,368)	(11,385)	(7,560)
Call — Equinix, Inc.	870.00	11/21/25	(8)	(626,592)	(7,501)	(6,435)
Call — Host Hotels & Resorts, Inc.	18.00	11/21/25	(355)	(604,210)	(15,825)	(12,425)
Call — SBA Communications Corp.	220.00	11/21/25	(31)	(599,385)	(7,055)	(2,994)
Put — BXP, Inc.	62.50	10/17/25	(90)	(669,060)	(7,162)	(1,440)
Put — Kilroy Realty Corp.	40.00	10/17/25	(143)	(604,175)	(6,231)	(6,681)
Put — UDR, Inc.	35.00	10/17/25	(1)	(3,726)	(39)	(21)
Put — BXP, Inc.	67.50	11/21/25	(84)	(624,456)	(11,220)	(11,340)
Put — Equinix, Inc.	700.00	11/21/25	(8)	(626,592)	(8,222)	(6,712)
Put — Host Hotels & Resorts, Inc.	16.00	11/21/25	(355)	(604,210)	(9,257)	(10,650)
Put — Weyerhaeuser Co.	23.00	11/21/25	(251)	(622,229)	(9,683)	(11,295)
			(1,446)	$(6,831,459)	$(100,601)	$(84,693)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	417,373	USD	488,105	10/27/25	$(2,657)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock—Real Estate	$247,441,905	$—	$—	$247,441,905
Preferred Securities—Exchange-Traded:
Shopping Center	1,643,033	875,058	—	2,518,091
Other Industries	23,532,672	—	—	23,532,672

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities—Over-the-Counter	$—	$23,390,295	$—		$23,390,295
Corporate Bonds	—	6,761,523	—		6,761,523
Commercial Mortgage-Backed Securities	—	546,709	—		546,709
Warrants—Real Estate	—	1,115,529	—		1,115,529
Private Real Estate—Office	—	—	2,525,949	(o)	2,525,949
Short-Term Investments	—	1,724,054	—		1,724,054

Total Investments in Securities(p)	$272,617,610	$34,413,168	$2,525,949		$309,556,727

Forward Foreign Currency Exchange Contracts	$—	$(2,657)	$—		$(2,657)
Written Option Contracts	(61,850)	(22,843)	—		(84,693)

Total Derivative Liabilities(p)	$(61,850)	$(25,500)	$—		$(87,350)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of September 30, 2025
Private Real Estate—Office	$2,907,128	$(381,179)	$2,525,949

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(381,179).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(q)
		Discounted	Terminal Capitalization Rate	7.25%	Decrease
Private Real Estate—Office	$2,525,949	Cash Flow	Discount Rate	8.50%	Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $1,026,328 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $514,680.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,548,282 or 1.5% of the net assets of the Fund.

(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,348,078 which represents 1.7% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $936,852 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Variable rate. Rate shown is in effect at September 30, 2025.
(k)

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $900,536. These warrants do not have a stated expiration date.

(l)	Security value is determined based on significant unobservable inputs (Level 3).
(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(p)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.
(q)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940 (the 1940 Act). As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) —(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of September 30, 2025 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) —(Continued)

reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.